EXHIBIT 10.13


                                   APPENDIX A

                             SUBSCRIPTION AGREEMENT



To: Fidelity Dividend Capital Inc.
      Suite 52-A Smoke Ridge Rd.
      Queensbury, N.Y. 12804


Ladies and Gentlemen:

         The undersigned, by signing and delivering a copy of the attached Subscription Agreement Signature Page, hereby tenders this subscription and applies for the purchase of the number of shares of common stock ("Shares") of Fidelity Dividend Capital Inc., a Maryland corporation (the "Company"), set forth on such Subscription Agreement Signature Page. Payment for the Shares is hereby made by check payable to "Fidelity Dividend Capital Inc."

         I hereby acknowledge receipt of the Prospectus of the Company dated _______, 2004 (the "Prospectus"). I agree that if this subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the Prospectus. I agree that subscriptions may be rejected in whole or in part by the Company in its sole and absolute discretion. SALE OF SHARES PURSUANT TO THIS SUBSCRIPTION AGREEMENT WILL NOT BE EFFECTIVE UNTIL AT LEAST FIVE BUSINESS DAYS AFTER THE DATE AN INVESTOR HAS RECEIVED A FINAL PROSPECTUS AND UNTIL THE INVESTOR HAS RECEIVED A CONFIRMATION OF PURCHASE.

 Prospective investors should be aware that:

         (a) The assignability and transferability of the Shares is restricted and will be governed by the Company's Articles of Incorporation and Bylaws and all applicable laws as described in the Prospectus.

         (b) Prospective investors should not invest in Shares unless they have an adequate means of providing for their current needs and personal contingencies and have no need for liquidity in this investment.

         (c) There is no public market for the Shares and, accordingly, it may not be possible to readily liquidate an investment in the Company.


                                 SPECIAL NOTICES

                          FOR CALIFORNIA RESIDENTS ONLY
                    CONDITIONS RESTRICTING TRANSFER OF SHARES


 SECTION 260.141.11 RESTRICTIONS ON TRANSFER:

                  a. The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 of the Rules (the "Rules") adopted under the California Corporate Securities Law (the "Code") shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.


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                 b. It is unlawful for the holder of any such security to
consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of the Rules), except:

         (i)   to the issuer;

         (ii)  pursuant to the order or process of any court;

         (iii) to any person described in subdivision (i) of Section 25102 of the Code or Section 260.105.14 of the Rules;

         (iv) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

         (v)   to holders of securities of the same class of the same issuer;

         (vi)  by way of gift or donation inter vivos or on death;

         (vii) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities laws of the foreign state, territory or country concerned;

         (viii) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

         (ix) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

         (x) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

         (xi) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

         (xii) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

         (xiii) between residents of foreign states, territories or countries who are neither domiciled or actually present in this state;

         (xiv) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state;







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         (xv)  by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

         (xvi) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

         (xvii) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

         c. The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:


         "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

         FOR MAINE, MASSACHUSETTS, MINNESOTA, MISSOURI AND NEBRASKA RESIDENTS
ONLY

         In no event may a subscription for Shares be accepted until at least five business days after the date the subscriber receives the Prospectus. Residents of the States of Maine, Massachusetts, Minnesota, Missouri and Nebraska who first received the Prospectus only at the time of subscription may receive a refund of the subscription amount upon request to the Company within five days of the date of subscription.









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                             REGISTRATION OF SHARES

         The following requirements have been established for the various types of ownership in which Shares may be held and registered. Subscription Agreements must be executed and supporting material must be provided in accordance with these requirements.


         1. INDIVIDUAL OWNER: One signature required.

         2. JOINT TENANTS WITH RIGHT OF SURVIVORSHIP: Each joint tenant must sign.

         3. TENANTS IN COMMON: Each tenant in common must sign.

         4. COMMUNITY PROPERTY: Only one investor must sign.

         5. PENSION OR PROFIT SHARING PLANS: The trustee must sign the Signature Page.

         6. TRUST: The trustee must sign. Provide the name of the trust, the name of the trustee and the name of the beneficiary.

         7. PARTNERSHIP: Identify whether the entity is a general or limited partnership. Each general partner must be identified and must sign the Signature Page. In the case of an investment by a general partnership, all partners must sign.

         8. CORPORATION: An authorized officer must sign. The Subscription Agreement must be accompanied by a certified copy of the resolution of the Board of Directors designating the executing officer as the person authorized to sign on behalf of the corporation and a certified copy of the Board's resolution authorizing the investment.

         9. IRAS, IRA ROLLOVERS AND KEOGHS: The officer (or other authorized signer) of the bank, trust company, or other fiduciary of the account must sign. The address of the bank, trust company or other fiduciary must be provided in order to receive checks and other pertinent information regarding the investment.

         10. UNIFORM GIFT TO MINORS ACT (UGMA) OR UNIFORM TRANSFERS TO MINORS ACT (UTMA): The person named as the custodian of the account must sign. (This may or may not be the minor's parent.) Only one child is permitted in each investment under UGMA or UTMA. In addition, designate the state under which the UGMA or UTMA has been formed.







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                         INSTRUCTIONS TO SIGNATURE PAGE

         Please refer to the following instructions in completing the Signature Page contained below. Failure to follow these instructions may result in the rejection of your subscription.

         1. INVESTMENT. A minimum investment of $2,000 (200 Shares) is required, except for certain states, which require a higher minimum investment. A CHECK FOR THE FULL PURCHASE PRICE OF THE SHARES SUBSCRIBED FOR SHOULD BE MADE PAYABLE TO THE ORDER OF "FIDELITY DIVIDEND CAPITAL INC." Only persons meeting the standards set forth under the Section of the Prospectus entitled "Investor Suitability Standards" may purchase shares. Please indicate the state in which the sale was made.

         2. TYPE OF OWNERSHIP. Please check the appropriate box to indicate the type of entity or type of individuals subscribing.

         3. REGISTRATION NAME AND ADDRESS. Please enter the exact name in which the Shares are to be held. For joint tenants with right of survivorship or tenants in common, include the names of both investors. In the case of partnerships or corporations, include the name of an individual to whom correspondence will be addressed. Trusts should include the name of the trustee. All investors must complete the space provided for taxpayer identification number or social security number. By signing in Section 5, the investor is certifying that the taxpayer or social security number is correct. Enter the mailing address and telephone numbers of the registered owner of this investment. In the case of a Qualified Plan or trust, this will be the address of the trustee. Indicate the birth date and occupation of the registered owner unless the registered owner is a partnership, corporation or trust.

         4. INVESTOR NAME AND ADDRESS. Complete this Section only if the investor's name and address is different from the registration name and address provided in Section 3. If the Shares are registered in the name of a trust, enter the name, address, telephone number, social security number, birth date and occupation of the beneficial owner of the trust.

         5. SUBSCRIBER SIGNATURES. Please separately initial each representation made by the investor where indicated. Except in the case of fiduciary accounts, the investor may not grant any person a power of attorney to make such representations on his or her behalf. Each investor must sign and date this Section. If title is to be held jointly, all parties must sign. If the registered owner is a partnership, corporation or trust, a general partner, officer or trustee of the entity must sign. PLEASE NOTE THAT THESE SIGNATURES ARE NOT REQUIRED TO BE NOTARIZED.

         6. SUITABILITY. Please complete this Section so that the Company and your Broker-Dealer can asses whether your subscription is suitable given your financial condition and investment objective. The Company and the Broker-Dealer named on the Subscription Agreement Page in writing if at any time he/she fails to meet the applicable suitability standards or he/she is unable to make any other representations and warranties as set forth in the Prospectus or Subscription Agreement.

         7. DIVIDEND REINVESTMENT PLAN. By electing the Dividend Reinvestment Plan, the investor elects to reinvest 100% of cash dividends otherwise payable to such investor in Shares of the Company. The investor agrees to notify the Company and the Broker-Dealer named on the Subscription Agreement Signature Page in writing if at any time he fails to meet the applicable suitability standards or he is unable to make any other representations and warranties as set forth in the Prospectus or Subscription Agreement. The investor acknowledges that the Dealer Manager and the Broker-Dealer named in the Subscription Agreement Signature Page may receive a dealer manager fee of 2.5% and commissions not to exceed 7% of reinvested dividends, respectively, less any discounts authorized by the Prospectus. If cash dividends are to be sent to an address other than that provided in Section 4 (i.e., a bank, brokerage firm or savings and loan, etc.), please provide the name, account number and address.




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         8. BROKER-DEALER. This Section is to be completed by the Registered
Representative. Please complete all BROKER-DEALER information contained in
Section 8 including suitability certification.

         9. SIGNATURE PAGE MUST BE SIGNED BY AN AUTHORIZED REPRESENTATIVE. The Subscription Agreement Signature Page, which has been delivered with the Prospectus, together with a check for the full purchase price, should be delivered or mailed to your Broker-Dealer. Only original, completed copies of Subscription Agreements may be accepted. Photocopied or otherwise duplicated Subscription Agreements cannot be accepted by the Company.


                IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS
       SUBSCRIPTION AGREEMENT SIGNATURE PAGE, PLEASE CALL (518) 743-9681
























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                         FIDELITY DIVIDEND CAPITAL INC.
                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE


 1. INVESTMENT - MAKE CHECK PAYABLE TO: FIDELITY DIVIDEND CAPITAL INC.


    _____________________  _____________________  Please check appropriate box:
      # OF SHARES             Total $ Invested

           (# shares x $10 = $ Invested)         [ ] This is my Initial
                                                     Investment ($2,000 minimum)

                                                 [ ] This is an Additional
                                                     Investment (minimum $100)
    MINIMUM PURCHASE: 200 SHARES OR $2,000

    [  ]  Check this box to elect the Deferred  [ ]  Check this box if you are
          Commission Option, as described            purchasing shares from
          in the Prospectus. (Broker-Dealer          a registered investment
          listed below must agree                    advisor in a fee only
          to this election)                          account.
                                                    (Advisor listed below must
                                                    agree to this election)


2. ADDITIONAL INVESTMENTS

         PLEASE CHECK THE BOX IF YOU INTEND TO MAKE ADDITIONAL INVESTMENTS TO THE COMPANY. If additional investments are made, please include social security number or other tax identification number on your check. All additional investments must be made in increments of $100. By checking this box, you agree to notify the Company in writing if at any time you fail to meet the suitable standards or are unable to make the representations in Section 6.



3. TYPE OF OWNERSHIP


[ ] Individual                                    [ ] Keogh

[ ] Joint Tenants With Right of Survivorship      [ ] Qualified Pension Plan

[ ] Community Property                            [ ] Other Trust_____________
                                                      For the Benefit of________
[ ] Tenants in  Common
                                                  [ ] Custodian: Custodian for
[ ] Company                                           ___________________under
                                                      the Uniform Gift to
[ ] IRA                                               Minors Act or the Uniform
                                                      Transfers to Minors Act of
                                                      the State of _______

4. REGISTRATION NAME AND ADDRESS

         PLEASE PRINT NAME(S) IN WHICH SHARES ARE TO BE REGISTERED. INCLUDE TRUST NAME IF APPLICABLE:

Name (include Mr.,Mrs.,Dr. etc):_____________________________________________

Social Security Number  _ _ _- _ _-_ _ _

Street Address__________________________________________________________________

Tax ID Number_ _-_ _ _ _ _ _ _ _


City:_______________________ State:_________________ Zip Code:________________

Home Telephone No.:___________________ Business Telephone No. ________________

Birth Date ___________________

Email Address:________________________________ Occupation: ___________________






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5. INVESTOR NAME AND ADDRESS
   (COMPLETE ONLY IF DIFFERENT FROM REGISTRATION NAME AND ADDRESS)

Name (include Mr.,Mrs.,Dr. etc):_______________________________________________

Social Security Number  _ _ _- _ _-_ _ _

Street Address__________________________________________________________________

Tax ID Number_ _-_ _ _ _ _ _ _ _


City:_______________________ State:_________________ Zip Code:________________

Home Telephone No.:___________________ Business Telephone No. ________________

Birth Date ___________________

Email Address:________________________________ Occupation: ___________________



6. SUITABILITY

Occupation __________________ Annual Income _______________ Net Worth___________

Investment objective ___________________________________________________________

Nature of other investments or securities holdings _____________________________


7. SUBSCRIBER SIGNATURES

Please separately initial each of the representations below. In the case of joint investors, each investor must initial. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make such representations on your behalf. In order to induce the Company to accept this subscription, I hereby represent and warrant to you as follows:


                                                               (a)
  _______                                                      __________
         (a) I have received the Prospectus.
  Initials                                                     Initials

         (b) I accept and agree to be bound by the
             terms and condition of the Articles
             of Incorporation                                  (b)
 ________                                                      __________

 Initials                                                      Initials

         (c) I have (i) a net worth (exclusive of home, home
             furnishings and automobiles) of $150,000 or      (c) _________
_________    more;  or (ii) a net worth (as described above)      Initials
Initials     of at least $45,000 and had during the last
             year or estimate that I will have during the current tax year a minimum of $45,000 annual gross income, or that I meet the higher suitability requirements imposed by my state of primary residence as set forth in the Prospectus under "Suitability Standards.

         (d) If I am a California resident or if the Person to whom I subsequently propose to assign or transfer any Shares is a California resident, I may not consummate a sale or transfer of my Shares, or any interest therein, or receive any consideration therefore, without the prior written consent of the Commissioner of the Department of Corporations of the State of California, except as permitted in the Commissioner's Rules, and I understand that my Shares, or any document evidencing my Shares, will bear a legend reflecting the substance of the foregoing understanding.

         (e) : I am purchasing the Shares for my own account and acknowledge that the investment is not liquid.


8. DISTRIBUTIONS

[ ]      CHECK THIS BOX TO PARTICIPATE IN THE DIVIDEND REINVESTMENT PLAN

[ ] CHECK THIS BOX AND COMPLETE BELOW ONLY TO DIRECT DIVIDENDS TO A PARTY OTHER THAN REGISTERED OWNER.

NAME__________________________________ ACCOUNT NUMBER __________________________

STREET ADDRESS __________________ CITY __________ STATE _________ ZIP __________



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9. BROKER-DEALER (THIS SELECTION TO BE COMPLETED BY THE REGISTERED
REPRESENTATIVE)

         The Broker-Dealer or authorized representative must sign below to complete the order. Broker-Dealer or authorized representative warrants that it is a duly licensed Broker-Dealer and may lawfully offer shares in the state designated as the investor's address or the state in which the sale was made, if different. The Broker-Dealer or authorized representative warrants that he has reasonable grounds to believe this investment is suitable as defined in Section 3(b) of the Rules of Fair Practice of the NASD Manual and that he has informed the subscriber of all aspects of liquidity and marketability of this investment as required by Section 4 of such Rules of Fair Practice.

Broker Dealer name: ________________________ Telephone No: _____________________

Broker Dealer Street Address: __________________________________________________

City: ___________________________ State: ___________________ Zip Code: _________

Registered Rep. Name: ______________________ Telephone No: _____________________
























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